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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          December 3, 1998


                     INTERNATIONAL TECHNOLOGY CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Delaware                     1-9037                     33-0001212
(STATE OR OTHER JURISDICTION        (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO)

   2790 Mosside Boulevard
   Monroeville, Pennsylvania                                      15146-2792
(ADDRESS OF PRINCIPAL EXECUTIVE                                   (ZIP CODE)
          OFFICES)


Registrant's telephone number, including area code            (412) 372-7701


                                Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


     On December 3, 1998, International Technology Corporation, a Delaware corporation doing business as The IT Group, Inc. ("ITC"), announced the merger (the "Merger") of Tiger Acquisition Corporation ("Tiger"), a Delaware corporation and a wholly owned subsidiary of ITC, with and into Flour Daniel GTI, Inc. ("GTI"), pursuant to the previously announced Agreement and Plan of Merger, dated as of October 27, 1998, among GTI, ITC, Tiger and Fluor Daniel, Inc. (the "Merger Agreement"). GTI was the surviving corporation after the Merger and is now a wholly owned subsidiary of ITC. The surviving corporation has changed its name to Groundwater Technology, Inc.

     As contemplated by the Merger Agreement, the Merger was the second step in a two-step transaction. The first step, which was consummated on December 3, 1998, involved an offer by Tiger (the "Offer") to purchase all of the issued and outstanding shares (the "Shares") of common stock, par value $.001 per share, of GTI, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of November 3, 1998, and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), at a price of $8.25 per Share, net to each seller in cash, without interest (such amount being hereinafter referred to as the "Offer Price").

     The Offer expired at 12:00 Midnight, New York City time, on Wednesday, December 2, 1998. Based on preliminary information provided by the depositary for the Offer, ITC reported that, as of the expiration of the Offer, 7,998,015 Shares (including 1,489 guaranteed deliveries) were properly tendered and not withdrawn pursuant to the Offer. On December 3, 1998, Tiger accepted for payment, and notified the depositary to promptly pay for, all of the tendered Shares at the Offer Price. Upon the consummation of the Offer, Tiger owned approximately 95% of the Shares.

     On December 3, 1998, the effective time of the Merger (the "Effective Time"), each issued and outstanding Share not tendered in the Offer (other than Shares held by ITC, Tiger or any other direct or indirect subsidiary of ITC or Shares that were owned by GTI or any direct or indirect subsidiary of GTI, which were canceled and retired without any payment with respect thereto, or Shares with respect to which the holder properly exercised such holder's appraisal rights in accordance with the Delaware General Corporation Law) was converted into, and became exchangeable for, the Offer Price.

     Financing for the Offer was provided under a Credit Agreement entered into on February 25, 1998 by ITC, IT Corporation, a wholly-owned subsidiary of ITC ("IT Corporation"), and certain direct and indirect subsidiaries of ITC, as amended and restated as of June 11, 1998, September 16, 1998 and October 26, 1998 (as amended, the "Credit Facility"), with a group of lenders. Approximately $15 million of IT Corporation's cash on hand and $36.5 million from the proceeds of IT Corporation's draw down under its revolving credit loan were made available to Tiger through intercompany loans and were used by Tiger, along with $20.0 million of GTI's cash on hand, which was loaned to ITC and made available to Tiger, to pay for

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Shares accepted for payment in the Offer and for certain expenses and costs related to the Offer and the related merger.

     A copy of ITC's press release announcing the expiration of the Offer, the acceptance for payment of Shares and the plan to consummate the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     The historical financial information will be filed or incorporated by reference no later than February 15, 1999.

(b)  Pro Forma Financial Information.

     The pro forma financial information will be filed or incorporated by reference no later than February 15, 1999.

(c)  Exhibits.

EXHIBIT NO.                                  DESCRIPTION
-----------                                  -----------

  99.1 Press Release, dated December 3, 1998, announcing the expiration of the Offer, the acceptance for payment of Shares and the plan to consummate the Merger.

  99.2 Credit Agreement, dated as of February 25, 1998, among ITC, IT Corporation, OHM Corporation ("OHM"), OHM Remediation Services Corp. ("OHM Remediation") and Beneco Enterprises, Inc. (Beneco"), the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent and BankBoston, N.A., in its capacity as documentation agent. (1)

  99.3 Amended and Restated Credit Agreement, dated as of June 11, 1998, among ITC, IT Corporation, OHM, OHM Remediation and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent and BankBoston, N.A., in its capacity as documentation agent. (2)

  99.4 First Amendment to the Credit Agreement, dated as of September 16, 1998, among ITC, IT Corporation, OHM, OHM Remediation and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent and BankBoston, N.A., in its capacity as documentation agent. (3)

  99.5 Second Amendment to the Credit Agreement, dated as of October 26, 1998, among ITC, IT Corporation, OHM, OHM Remediation and Beneco, the

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             institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent and BankBoston, N.A., in its capacity as documentation agent. (4)

(1) Filed as Exhibit (b)(2) to Amendment No. 6 to the Schedule 14D-1 filed by ITC and IT-Ohio, Inc. on February 26, 1998 and incorporated herein by reference.

(2) Filed as Exhibit 99.1 to the Current Report on Form 8-K filed by ITC on June 18, 1998 and incorporated herein by reference.

(3) Filed as Exhibit (b)(3) to the Schedule 14D-1 filed by ITC and Tiger on November 3, 1998 and incorporated herein by reference.

(4) Filed as Exhibit (b)(4) to the Schedule 14D-1 filed by ITC and Tiger on November 3, 1998 and incorporated herein by reference.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INTERNATIONAL TECHNOLOGY
                                             CORPORATION

Date:  December 17, 1998                     By:      /s/ James G. Kirk
                                                --------------------------------
                                                          James G. Kirk
                                                 Vice President, General Counsel
                                                          and Secretary

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                                 EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

   99.1 Press Release, dated December 3, 1998, announcing the expiration of the Offer, the acceptance for payment of Shares and the plan to consummate the Merger.

   99.2 Credit Agreement, dated as of February 25, 1998, among ITC, IT Corporation, OHM ("OHM"), OHM Remediation and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent and BankBoston, N.A., in its capacity as documentation agent. (1)

   99.3 Amended and Restated Credit Agreement, dated as of June 11, 1998, among ITC, IT Corporation, OHM, OHM Remediation and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent and BankBoston, N.A., in its capacity as documentation agent. (2)

   99.4 First Amendment to the Credit Agreement, dated as of September 16, 1998, among ITC, IT Corporation, OHM, OHM Remediation and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent and BankBoston, N.A., in its capacity as documentation agent. (3)

   99.5 Second Amendment to the Credit Agreement, dated as of October 26, 1998, among ITC, IT Corporation, OHM, OHM Remediation and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent and BankBoston, N.A., in its capacity as documentation agent. (4)

(1) Filed as Exhibit (b)(2) to Amendment No. 6 to the Schedule 14D-1 filed by ITC and IT-Ohio, Inc. on February 26, 1998 and incorporated herein by reference.

(2) Filed as Exhibit 99.1 to the Current Report on Form 8-K filed by ITC on June 18, 1998 and incorporated herein by reference.

(3) Filed as Exhibit (b)(3) to the Schedule 14D-1 filed by ITC and Tiger on November 3, 1998 and incorporated herein by reference.

(4) Filed as Exhibit (b)(4) to the Schedule 14D-1 filed by ITC and Tiger on November 3, 1998 and incorporated herein by reference.

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